Note 23 - Provisions	6 Months Ended
Jun. 30, 2020
Provisions or reversal of provisions Abstract
Disclosure of Provisions

23. Provisions

The breakdown of the balance under this heading in the accompanying consolidated balance sheets, based on type of provisions, is as follows:

Provisions. Breakdown by concepts (Millions of Euros)
	Notes	June 2020	December 2019
Provisions for pensions and similar obligations		4,427	4,631
Other long term employee benefits		53	61
Provisions for taxes and other legal contingencies	6.1	738	677
Provisions for contingent risks and commitments	30	774	711
Other provisions (*)		502	457
Total		6,494	6,538

(*) Individually insignificant provisions or contingencies, for various concepts in different geographies.

Ongoing legal proceedings and litigation

The financial sector faces an environment of increased regulatory pressure and litigation. In this environment, the various Group entities are often sued on lawsuits and are therefore involved in individual or collective legal proceedings and litigation arising from their activity and operations, including proceedings arising from their lending activity, from their labour relations and from other commercial, regulatory or tax issues, as well as in arbitration.

On the basis of the information available, the Group considers that, at June 30, 2020, the provisions made in relation to judicial proceedings and arbitration, where so required, are adequate and reasonably cover the liabilities that might arise, if any, from such proceedings. Furthermore, on the basis of the information available and with the exceptions indicated in Note 6.1 "Risk factors", BBVA considers that the liabilities that may arise from such proceedings will not have, on a case-by-case basis, a significant adverse effect on the Group's business, financial situation or results of operations.